Cover	7 Months Ended
Jul. 31, 2026
Cover [Abstract]
Document Type	6-K/A
Entity registrant name	AngloGold Ashanti plc
Amendment Description	Beneficial owners on the Ghana sub-register holding shares and beneficial owners holding GhDSs are advised that the distribution of 72 US cents per ordinary share will be converted to Ghanaian cedis at the applicable exchange rate. Assuming an exchange rate of US$1/ ¢11.6600, the gross dividend payable per share, is equivalent to ca. ¢8.3952 Ghanaian cedis. However, the actual rate of payment will depend on the exchange rate on the date for currency conversion.
Amendment flag	true
Document period end date	Jul. 31, 2026
Document fiscal year focus	2026
Document fiscal period focus	Q2
Entity central index key	0001973832
Current fiscal year end date	--12-31